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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 Current Report

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                      Pursuant to Section 13 or 15d of the
                        Securities Exchange Act of 1934

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                         Date of Report:   July 3, 1996
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                          Commission File No. 33-97778

                Registrant: CAROLINA COMMUNITY BANCSHARES, INC.

                          A South Carolina Corporation
                   IRS Employer Identification No. 57-1024331

                       Address:   100 East Leitner Street
                          Latta, South Carolina 29565

                           Phone:       803-752-7139



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Item 4. Changes in Registrant's Certifying Accountant.

        Francis & Company, CPAs, Atlanta, Georgia was previously the independent auditor for Carolina Community Bancshares, Inc. and its wholly-owned subsidiary. On July 1, 1996, that firm's appointment as independent auditor was terminated and Elliot, Davis & Company, LLP, Greenville, South Carolina was engaged as independent auditor for the year ending December 31, 1996. The change was made because, in the opinion of the board of directors, the Company could obtain comparable services from another firm at a lower fee.

        In connection with the audit of the fiscal period ended December 31, 1995, and the subsequent interim period through March 31, 1996 there were no disagreements with Francis & Company, CPAs on any matter of accounting principle or practice, financial statement disclosure, or audit procedure or scope. Further, neither Carolina Community Bancshares, Inc. nor its subsidiary or representative sought the advice of Elliot, Davis & Company, LLP on any issue during the prior fiscal period.

        Carolina Community Bancshares, Inc. has requested that Francis & Company, CPAs furnish it with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements. A copy of Francis & Company, CPAs letter to the Securities & Exchange Commission is filed as Exhibit 16.1 to the Form 8-k.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)     Financial Statements of Businesses Acquired.

        None.

(b)     Pro Forma Financial Information.

        None.

(c)     Exhibits.

        16.1 Letter re change in Certifying Accountant.

                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Latta, State of South Carolina, July 3, 1996.

                                     CAROLINA COMMUNITY BANCSHARES, INC.
                                     -----------------------------------
                                                 Registrant


                                     By:    /s/ R. Walton Brown
                                        --------------------------------
                                            R. Walton Brown, President





Date: July 3, 1996


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